Prepayments	12 Months Ended
Mar. 31, 2026
Notes and other explanatory information [abstract]
Prepayments

10	Prepayments

	2026 USD	2025 USD
Prepayments	117,156	-

As of March 31, 2026, prepayments primarily comprised deferred transaction costs of $103,829 (2025: $Nil) in connection with the IPO of the Company (the “Deferred IPO Expenses”). The Deferred IPO Expenses would be deducted against share premium upon the successful closing of the IPO.